As filed with the Securities and Exchange Commission on February 5, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ORACLE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-2185193
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

500 Oracle Parkway

Redwood City, California 94065

(Address of Principal Executive Offices, Including Zip Code)

Sun Microsystems, Inc. 2007 Omnibus Incentive Plan

Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan

Sun Microsystems, Inc. Equity Compensation Acquisition Plan

Sun Microsystems, Inc. 1988 Directors’ Stock Option Plan

Sun Microsystems, Inc. 1997 French Stock Option Plan

Afara Websystems, Inc. 2000 Equity Incentive Plan

Cobalt Networks, Inc. Amended and Restated 1997 Employee Stock Plan

Forte Software, Inc. 1996 Stock Option Plan

Forte Software, Inc. 1997 Stock Option Plan

Gridware, Inc. 2000 Equity Incentive Plan

HighGround Systems, Inc. Stock Option Plan

InnoSoft International, Inc. 1992 Stock Incentive Plan

InnoSoft International, Inc. 1999 Equity Incentive Plan

Isopia Inc. Stock Option Plan

Kealia, Inc. Amended and Restated 2001 Stock Plan

Large Storage Configurations, Incorporated 1992 Stock Option Plan

MySQL AB Global Share Option Plan 2005

Neogent, Inc. 2001 Stock Incentive Plan

Pirus Networks, Inc. 2000 Stock Option Plan

SeeBeyond Technology Corporation 1998 Stock Plan

SevenSpace, Inc. Amended and Restated 2000 Stock Incentive Plan

Star Division Corporation 1998 Stock Plan

Amended and Restated Storage Technology Corporation 1995 Equity Participation Plan

Storage Technology Corporation 2004 Long Term Incentive Plan

Tarantella, Inc. 2002 Incentive Stock Option Plan

Tarantella, Inc. 2003 Stock Option Plan

Waveset Technologies, Inc. Amended and Restated 2000 Stock Plan

Silver Creek Systems, Inc. 2003 Equity Incentive Plan

(Full title of the plans)

Dorian Daley

Senior Vice President, General Counsel & Secretary

Oracle Corporation

500 Oracle Parkway

Redwood City, California 94065

(Name and address of agent for service)

(650) 506-7000

(Telephone number, including area code, of agent for service)

Copies to:

John M. Newell, Esq.

Latham & Watkins LLP

505 Montgomery Street, Suite 2000

San Francisco, California 94111

(415) 391-0600

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” or a “smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company.)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered	Proposed maximum offering price per share (1)(2)	Proposed maximum aggregate offering price	Amount of registration fee
Common Stock, par value $0.01 per share (1)	28,263,363	$55.71 (3)(a) $23.44 (3)(b)	$1,336,047,061	$95,260

(1)	This registration statement (the “Registration Statement”) registers the issuance of an aggregate of 28,263,363 shares of the common stock of Oracle Corporation (the “Registrant”), par value $0.01 (the “Common Stock”), issuable pursuant to equity awards assumed by the Registrant in connection with its acquisition of Sun Microsystems, Inc. and Silver Creek Systems, Inc.
(2)	Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers an indeterminate number of additional shares that may be offered or issued as a result of stock splits, stock dividends or similar transactions.
(3)	The proposed maximum offering price per share is based on (a) $55.71, the weighted average exercise price per share of outstanding options to purchase 20,872,446 shares of Common Stock and (b) with respect to 7,390,917 shares of Common Stock subject to restricted stock units, the average of the high and low per share prices of the Common Stock as reported on the Nasdaq Global Select Market on February 4, 2010 in accordance with Rule 457(h)(1) and Rule 457(c) promulgated under the Securities Act.

EXPLANATORY NOTE

As a result of the consummation on January 26, 2010, of the transactions contemplated by the Agreement and Plan of Merger dated as of April 19, 2009, by and among the Registrant, Sun Microsystems, Inc. and Soda Acquisition Corporation and on December 31, 2009, of the transactions contemplated by the Agreement and Plan of Merger dated as of December 23, 2009, by and among Oracle Systems Corporation, a subsidiary of the Registrant, Shasta Acquisition Corporation, Silver Creek Systems, Inc. and the Holder Representative, the Registrant assumed the outstanding options, restricted stock unit awards or restricted stock awards of Sun Microsystems, Inc. and Silver Creek Systems, Inc., respectively, being registered pursuant to this Registration Statement.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.

The documents containing the information specified in this Item 1 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act. In accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

Item 2. Registrant Information and Employee Plan Annual Information.

The documents containing the information specified in this Item 2 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act. In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents filed with the Commission are incorporated herein by reference:

1.	The Registrant’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009 filed with the Commission on June 29, 2009 pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act “).

2.	The Registrant’s Quarterly Report on Form 10-Q for the period ended August 31, 2009, filed with the Commission on September 21, 2009 pursuant to Section 13 of the Exchange Act.

3.	The Registrant’s Quarterly Report on Form 10-Q for the period ended November 30, 2009, filed with the Commission on December 22, 2009 pursuant to Section 13 of the Exchange Act.

4.	Each of the Registrant’s Current Reports on Form 8-K filed with the Commission pursuant to Section 13 of the Exchange Act on June 3, 2009, June 23, 2009, June 29, 2009, July 8, 2009, July 14, 2009, August 21, 2009, September 3, 2009, September 16, 2009, October 8, 2009, November 10, 2009, December 17, 2009, January 21, 2010 and January 28, 2010, in each case only to the extent filed and not furnished.

5.	The description of the Registrant’s Common Stock included in the Registrant’s registration statement on pages 101 through 102 of Form S-4, as amended (Reg. No. 333-129139), filed with the Commission on December 29, 2005, and the description of the Rights included in the registration statements of Oracle Systems Corporation on Form 8-A (as amended) filed on December 10, 1990, January 24, 1994, March 31, 1998 and March 22, 1999, including any amendments or reports filed for the purpose of updating such descriptions.

All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement, or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

Not applicable.

Item 5. Interests of Named Experts and Counsel.

Brady Mickelsen, who is issuing the opinion of the Registrant’s Legal Department on the legality of the Registrant’s Common Stock offered hereby, is Vice President, Associate General Counsel and Assistant Secretary of the Registrant and holds Common Stock of the Registrant and employee stock options to purchase Common Stock of the Registrant.

Item 6. Indemnification of Directors and Officers.

As permitted by Section 102(b)(7) of the Delaware General Corporation Law, the Registrant’s Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of each of its directors for monetary damages for breach of such director’s fiduciary duty as a director, except for liability: (a) for any breach of the director’s duty of loyalty to the Registrant or its stockholders; (b) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. The directors’ liability will be further limited to the extent permitted by any future amendments to the Delaware General Corporation Law authorizing the further limitation or elimination of the liability of directors. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of the Registrant provide that: (i) the Registrant is required to indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary; (ii) the Registrant is required to advance expenses, as incurred, to such directors and officers in connection with defending a proceeding (except that it is not required to advance expenses to a person against whom the Registrant brings a claim for breach of the duty of loyalty, failure to act in good faith, intentional misconduct, knowing violation of the law or deriving an improper personal benefit); (iii) the rights conferred in the Bylaws are not exclusive and the Registrant is authorized to enter into indemnification agreements with such directors, officers and employees; (iv) the Registrant is required to maintain director and officer liability insurance to the extent it determines that such insurance is reasonably available; and (v) the Registrant may not retroactively amend the Bylaw provisions in a way that is adverse to such directors and officers.

The Registrant has entered into indemnification agreements with its directors and a number of its officers containing provisions which provide for the indemnification of such director or officer, as applicable, to the fullest extent permitted by Delaware law.

The indemnification provisions in the Bylaws, and any indemnification agreements entered into between the Registrant and its directors or officers, may be sufficiently broad to permit indemnification of the Registrant’s directors and officers for liabilities arising under the Securities Act.

Item 7. Exemption From Registration Claimed.

Not applicable.

Item 8. Exhibits.

Exhibit No.	Description of Exhibit
4.1	Sun Microsystems, Inc. 2007 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ending December 30, 2007 filed with the Commission on February 6, 2008)

4.2	Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Annual Report on Form 10-K for the fiscal year ending June 30, 2006 filed with the Commission on September 8, 2006)

4.3	Sun Microsystems, Inc. Equity Compensation Acquisition Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ending April 1, 2007 filed with the Commission on May 9, 2007)

4.4	Sun Microsystems, Inc. 1988 Directors’ Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Current Report on Form 8-K filed with the Commission on April 30, 2007)

4.5	Sun Microsystems, Inc. 1997 French Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-40675, filed with the Commission on November 20, 1997)

4.6	Afara Websystems, Inc. 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-98097, filed with the Commission on August 14, 2002)

4.7	Cobalt Networks, Inc. Amended and Restated 1997 Employee Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-52314, filed with the Commission on December 20, 2000)

4.8	Forte Software, Inc. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-89391, filed with the Commission on October 20, 1999)

4.9	Forte Software, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-89391, filed with the Commission on October 20, 1999)

4.10	Gridware, Inc. 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-45540, filed with the Commission on September 11, 2000)

4.11	HighGround Systems, Inc. Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-61120, filed with the Commission on May 17, 2001)

4.12	InnoSoft International, Inc. 1992 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-35796, filed with the Commission on April 27, 2000)

4.13	InnoSoft International, Inc. 1999 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-35796, filed with the Commission on April 27, 2000)

4.14	Isopia Inc. Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-68140, filed with the Commission on August 22, 2001)

4.15	Kealia, Inc. Amended and Restated 2001 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-114550, filed with the Commission on April 16, 2004)

4.16	Large Storage Configurations, Incorporated 1992 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-62034, filed with the Commission on
May 31, 2001)

4.17	Neogent, Inc. 2001 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-138593, filed with the Commission on November 13, 2006)

4.18	Pirus Networks, Inc. 2000 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-101332, filed with the Commission on November 20, 2002)

4.19	SeeBeyond Technology Corporation 1998 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128324, filed with the Commission on September 14, 2005)

4.20	SevenSpace, Inc. Amended and Restated 2000 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-122586, filed with the Commission on February 7, 2005)

4.21	Star Division Corporation 1998 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s
Registration Statement on Form S-8, Registration No. 333-68267, filed with the Commission on August 31, 1999)

4.22	Amended and Restated Storage Technology Corporation 1995 Equity Participation Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128325, filed with the Commission on September 14, 2005)

4.23	Storage Technology Corporation 2004 Long Term Incentive Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128325, filed with the Commission on September 14, 2005)

4.24	Tarantella, Inc. 2002 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-127063, filed with the Commission on August 1, 2005)

4.25	Tarantella, Inc. 2003 Stock Option Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-127063, filed with the Commission on August 1, 2005)

4.26	Waveset Technologies, Inc. Amended and Restated 2000 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-111968, filed with the Commission on April 16, 2004)

4.27	MySQL AB Global Share Option Plan 2005

4.28	Silver Creek Systems, Inc. 2003 Equity Incentive Plan

5.1	Opinion of Counsel

23.1	Consent of Counsel (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

24.1	Power of Attorney (included on Signature Page)

Item 9. Undertakings.

a.	The undersigned Registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made pursuant to this Registration Statement, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

b.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under “Item 6—Indemnification of Directors and Officers”, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on this 5th day of February, 2010.

ORACLE CORPORATION

By:	/s/ DORIAN DALEY
Name:	Dorian Daley
Title:	Senior Vice President, General Counsel and Secretary

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Safra A. Catz and Dorian Daley, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and additions to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ LAWRENCE J. ELLISON Lawrence J. Ellison	Chief Executive Officer and Director (Principal Executive Officer)	February 5, 2010

/S/ JEFF EPSTEIN Jeff Epstein	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 5, 2010

/S/ WILLIAM COREY WEST William Corey West	Senior Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)	February 5, 2010

/S/ JEFFREY O. HENLEY Jeffrey O. Henley	Chairman of the Board of Directors	February 5, 2010

/S/ JEFFREY S. BERG Jeffrey S. Berg	Director	February 5, 2010

/S/ H. RAYMOND BINGHAM H. Raymond Bingham	Director	February 5, 2010

/S/ MICHAEL J. BOSKIN Michael J. Boskin	Director	February 5, 2010

/S/ SAFRA A. CATZ Safra A. Catz	President and Director	February 5, 2010

/S/ BRUCE R. CHIZEN Bruce R. Chizen	Director	February 5, 2010

/S/ GEORGE H. CONRADES George H. Conrades	Director	February 5, 2010

/S/ HECTOR GARCIA-MOLINA Hector Garcia-Molina	Director	February 5, 2010

/S/ DONALD L. LUCAS Donald L. Lucas	Director	February 5, 2010

/S/ CHARLES E. PHILLIPS, JR. Charles E. Phillips, Jr.	President and Director	February 5, 2010

/S/ NAOMI O. SELIGMAN Naomi O. Seligman	Director	February 5, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Sun Microsystems, Inc. 2007 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ending December 30, 2007 filed with the Commission on February 6, 2008)

4.2	Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Annual Report on Form 10-K for the fiscal year ending June 30, 2006 filed with the Commission on September 8, 2006)

4.3	Sun Microsystems, Inc. Equity Compensation Acquisition Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ending April 1, 2007 filed with the Commission on May 9, 2007)

4.4	Sun Microsystems, Inc. 1988 Directors’ Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to Sun Microsystems, Inc.’s Current Report on Form 8-K filed with the Commission on April 30, 2007)

4.5	Sun Microsystems, Inc. 1997 French Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-40675, filed with the Commission on November 20, 1997)

4.6	Afara Websystems, Inc. 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-98097, filed with the Commission on August 14, 2002)

4.7	Cobalt Networks, Inc. Amended and Restated 1997 Employee Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-52314, filed with the Commission on December 20, 2000)

4.8	Forte Software, Inc. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-89391, filed with the Commission on October 20, 1999)

4.9	Forte Software, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-89391, filed with the Commission on October 20, 1999)

4.10	Gridware, Inc. 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-45540, filed with the Commission on
September 11, 2000)

4.11	HighGround Systems, Inc. Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-61120, filed with the Commission on May 17, 2001)

4.12	InnoSoft International, Inc. 1992 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems,
Inc.’s Registration Statement on Form S-8, Registration No. 333-35796, filed with the Commission on April 27, 2000)

4.13	InnoSoft International, Inc. 1999 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-35796, filed with the Commission on April 27, 2000)

4.14	Isopia Inc. Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-68140, filed with the Commission on August 22, 2001)

4.15	Kealia, Inc. Amended and Restated 2001 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-114550, filed with the Commission on April 16, 2004)

4.16	Large Storage Configurations, Incorporated 1992 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-62034, filed with the Commission on May 31, 2001)

4.17	Neogent, Inc. 2001 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-138593, filed with the Commission on November 13, 2006)

4.18	Pirus Networks, Inc. 2000 Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-101332, filed with the Commission on November 20, 2002)

4.19	SeeBeyond Technology Corporation 1998 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128324, filed with the Commission on September 14, 2005)

4.20	SevenSpace, Inc. Amended and Restated 2000 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-122586, filed with the Commission on February 7, 2005)

4.21	Star Division Corporation 1998 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-68267, filed with the Commission on August 31, 1999)

4.22	Amended and Restated Storage Technology Corporation 1995 Equity Participation Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128325, filed with the Commission on September 14, 2005)

4.23	Storage Technology Corporation 2004 Long Term Incentive Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-128325, filed with the Commission on September 14, 2005)

4.24	Tarantella, Inc. 2002 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems,
Inc.’s Registration Statement on Form S-8, Registration No. 333-127063, filed with the Commission on August 1, 2005)

4.25	Tarantella, Inc. 2003 Stock Option Plan (incorporated herein by reference to Exhibit 4.2 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-127063, filed with the Commission on August 1, 2005)

4.26	Waveset Technologies, Inc. Amended and Restated 2000 Stock Plan (incorporated herein by reference to Exhibit 4.1 to Sun Microsystems, Inc.’s Registration Statement on Form S-8, Registration No. 333-111968, filed with the Commission on April 16, 2004)

4.27	MySQL AB Global Share Option Plan 2005

4.28	Silver Creek Systems, Inc. 2003 Equity Incentive Plan

5.1	Opinion of Counsel

23.1	Consent of Counsel (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

24.1	Power of Attorney (included on Signature Page)